UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-06669

Name of Fund: BlackRock Capital Appreciation Fund, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Capital Appreciation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2018

Date of reporting period: 03/31/2018

Item 1 – Report to Stockholders

MARCH 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Capital Appreciation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2018, stocks posted solid performance, while bonds delivered mixed results. Solid corporate profits drove the equity market, while rising interest rates constrained bond returns.

The largest global economies experienced sustained and synchronized growth for the first time since the financial crisis, which led to strong equity performance worldwide. Emerging market stocks posted the strongest performance, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.4%. However, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising energy prices, modest wage growth, and steady job creation drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”). In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the Fed only increased short-term interest rates three times during the last year. However, strong economic performance may justify a more rapid pace of rate hikes in 2018, as the actual inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%. In addition, the Fed announced plans to reduce its $4.4 trillion balance sheet by $420 billion this year.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet nearly matched the total output of the Japanese economy.

If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it is likely to be accompanied by rising real growth. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. Meanwhile, the market’s appetite for risk was mixed, as bond investors rotated to higher-quality assets, and stock investors continued to invest abroad. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21.0% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.84%	13.99%
U.S. small cap equities (Russell 2000® Index)	3.25	11.79
International equities (MSCI Europe, Australasia, Far East Index)	2.63	14.80
Emerging market equities (MSCI Emerging Markets Index)	8.96	24.93
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.64	1.11
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.66)	(1.13)
U.S. investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.08)	1.20
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.29)	2.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.39)	3.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

TABLE OF CONTENTS	3

Fund Summary as of March 31 2018	BlackRock Capital Appreciation Fund, Inc.

Investment Objective

BlackRock Capital Appreciation Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund outperformed its benchmark, the Russell 1000® Growth Index, as well as the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

In sector terms, the largest positive contributor to relative performance was consumer discretionary, where internet & direct marketing retail holdings had the most significant impact on results. A lack of exposure to media also added value within the sector. Information technology (“IT”) and consumer staples were additional sources of strong relative performance. Internet software & services and software holdings drove gains within IT, while stock selection in the beverage industry proved beneficial in consumer staples.

In stock specifics, the biggest contributor was Amazon.com, Inc., which saw its shares benefit as continued underperformance among traditional retailers focused investors on its opportunities to gain share. The company delivered a series of strong earnings reports, with notable acceleration of results across its North America, International, Prime and Media (advertising) segments. In addition, Amazon Web Services continued its impressive growth. Additional notable contributors for the period included Netflix, Inc. and Adobe Systems, Inc.

The Fund’s overweight to materials was the largest detractor during the six-month period, with construction materials in particular weighing on results. To a lesser extent financials hindered performance, namely bank holdings.

At the individual stock level, Alexion Pharmaceuticals, Inc. was the largest detractor. The company underperformed during the period as large-cap biotech sentiment continued to worsen due to intensifying investor concerns over revenue duration and pipeline productivity for these companies. Alexion’s key pipeline asset, a drug designed to treat a rare blood disorder, reported positive clinical results in mid-March 2018. However, the news failed to fully retire fears over the ability of this asset to replace revenue from the company’s key franchise Soliris, another rare blood disorder drug that is facing competition from biosimilars. Additional detractors included positions in First Republic Bank and Ulta Beauty, Inc.

Describe recent portfolio activity.

Due to a combination of trading activity and market movement during the six-month period, the Fund’s weighting in industrials increased, particularly within the road & rail segment. Consumer discretionary exposure also increased, most notably within the internet & direct marketing retail segment. Exposure to the health care sector decreased, largely with respect to biotechnology, while the weighting to energy declined as well.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweights relative to the Russell 1000® Growth Index were in the IT, consumer discretionary and financials sectors. Industrials was the largest sector underweight, followed by consumer staples and real estate.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Amazon.com, Inc.	8%
Microsoft Corp.	6
Alphabet, Inc., Class A	5
Visa, Inc., Class A	5
UnitedHealth Group, Inc.	4
Booking Holdings, Inc.	4
Tencent Holdings Ltd	4
Netflix, Inc.	3
Facebook, Inc., Class A	3
Bank of America Corp.	3

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	43%
Consumer Discretionary	23
Health Care	12
Industrials	9
Financials	7
Consumer Staples	3
Materials	3
Short-Term Securities	2
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Capital Appreciation Fund, Inc.

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	13.75%	27.76%	N/A	15.56%	N/A	10.18%	N/A
Investor A	13.61	27.45	20.76%	15.24	14.01%	9.85	9.26%
Investor C	13.13	26.38	25.38	14.31	14.31	9.00	9.00
Class K	13.83	27.92	N/A	15.69	N/A	10.31	N/A
Class R	13.46	27.09	N/A	14.94	N/A	9.53	N/A
Russell 1000® Growth Index(c)	9.39	21.25	N/A	15.53	N/A	11.34	N/A
S&P 500® Index(d)	5.84	13.99	N/A	13.31	N/A	9.50	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long term.
(c)	An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.
(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,137.50	$4.04	$1,000.00	$1,020.87	$3.82	0.77%
Investor A	1,000.00	1,136.10	5.50	1,000.00	1,019.51	5.20	1.04
Investor C	1,000.00	1,131.30	9.75	1,000.00	1,015.51	9.22	1.85
Class K	1,000.00	1,138.30	3.40	1,000.00	1,021.48	3.21	0.64
Class R	1,000.00	1,134.60	6.83	1,000.00	1,018.26	6.46	1.30

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance	BlackRock Capital Appreciation Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to June 28, 2010, Class K Shares performance results are those of the Institutional Shares of BlackRock Capital Appreciation Portfolio, a series of BlackRock FundsSM (the “Predecessor Fund”). Prior to June 28, 2010, Institutional Shares performance results are those of the Institutional Shares of the Predecessor Fund restated to reflect Institutional Share fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, all issued and outstanding Investor B Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”). Prior to June 28, 2010, Investor A Shares performance results are those of the Investor A Shares of the Predecessor Fund, with no adjustments.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to June 28, 2010, Investor C Shares performance results are those of the Investor C Shares of the Predecessor Fund, with no adjustments.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to June 28, 2010, Class R Shares performance results are those of the Institutional Shares of the Predecessor Fund (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assumes reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2017 and held through March 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2018	BlackRock Capital Appreciation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.3%

Aerospace & Defense — 1.0%
TransDigm Group, Inc.	97,983	$30,074,902

Automobiles — 0.6%
Tesla, Inc.(a)(b)	67,454	17,951,533

Banks — 3.5%
Bank of America Corp.	2,541,783	76,228,072
First Republic Bank	312,343	28,926,085

		105,154,157
Beverages — 3.4%
Constellation Brands, Inc., Class A	326,353	74,382,376
Dr. Pepper Snapple Group, Inc.	233,449	27,635,693

		102,018,069
Biotechnology — 2.0%
Alexion Pharmaceuticals, Inc.(a)	288,433	32,148,742
Vertex Pharmaceuticals, Inc.(a)	175,268	28,565,179

		60,713,921
Capital Markets — 1.5%
S&P Global, Inc.	231,898	44,306,432

Chemicals — 2.1%
DowDuPont, Inc.	374,726	23,873,793
Sherwin-Williams Co.	96,826	37,967,411

		61,841,204
Construction Materials — 1.3%
Vulcan Materials Co.	332,254	37,933,439

Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc., Class B(a)	256,366	51,139,890

Diversified Telecommunication Services — 0.4%
Zayo Group Holdings, Inc.(a)	359,461	12,279,188

Electrical Equipment — 0.5%
Rockwell Automation, Inc.	87,678	15,273,508

Electronic Equipment, Instruments & Components — 0.6%
Flex Ltd.(a)	1,056,418	17,251,306

Health Care Equipment & Supplies — 3.2%
Becton Dickinson and Co.	203,166	44,026,072
Boston Scientific Corp.(a)	1,876,590	51,268,439

		95,294,511
Health Care Providers & Services — 4.3%
UnitedHealth Group, Inc.	605,206	129,514,084

Hotels, Restaurants & Leisure — 1.1%
Domino’s Pizza, Inc.	144,328	33,709,248

Household Durables — 0.7%
Mohawk Industries, Inc.(a)	94,351	21,910,189

Industrial Conglomerates — 2.0%
Honeywell International, Inc.	196,466	28,391,302
Roper Technologies, Inc.	110,297	30,959,265

		59,350,567
Internet & Direct Marketing Retail — 15.2%
Amazon.com, Inc.(a)	173,058	250,473,766
Booking Holdings, Inc.(a)	52,109	108,407,042
Netflix, Inc.(a)	327,916	96,849,991

		455,730,799
Internet Software & Services — 13.7%
Alibaba Group Holding Ltd. - ADR(a)(b)	122,791	22,537,060
Alphabet, Inc., Class A(a)	145,246	150,640,436
Facebook, Inc., Class A(a)	537,503	85,887,604
MercadoLibre, Inc.	122,487	43,653,142

Security	Shares	Value

Internet Software & Services (continued)
Tencent Holdings Ltd.	1,974,500	$105,990,310

		408,708,552
IT Services — 8.1%
Mastercard, Inc., Class A	304,635	53,359,867
PayPal Holdings, Inc.(a)	635,590	48,222,213
Visa, Inc., Class A	1,168,894	139,823,100

		241,405,180
Life Sciences Tools & Services — 1.5%
Illumina, Inc.(a)(b)	186,992	44,208,649

Machinery — 0.6%
Caterpillar, Inc.	130,601	19,247,975

Pharmaceuticals — 1.0%
Zoetis, Inc.	362,121	30,240,725

Professional Services — 2.6%
CoStar Group, Inc.(a)	99,478	36,078,681
Equifax, Inc.	343,870	40,511,325

		76,590,006
Road & Rail — 2.1%
Union Pacific Corp.	468,834	63,025,355

Semiconductors & Semiconductor Equipment — 5.6%
Applied Materials, Inc.	602,515	33,505,859
ASML Holding NV	241,851	48,021,935
Broadcom Ltd.	151,346	35,664,685
NVIDIA Corp.	217,365	50,339,560

		167,532,039
Software — 14.0%
Activision Blizzard, Inc.	365,170	24,634,368
Adobe Systems, Inc.(a)	308,944	66,756,619
Autodesk, Inc.(a)	395,716	49,694,015
Electronic Arts, Inc.(a)	439,458	53,279,888
Microsoft Corp.	1,891,500	172,637,205
salesforce.com, Inc.(a)	300,799	34,982,924
Workday, Inc., Class A(a)	137,341	17,457,414

		419,442,433
Specialty Retail — 3.5%
Home Depot, Inc.	260,471	46,426,351
Ulta Beauty, Inc.(a)	279,833	57,161,487

		103,587,838
Textiles, Apparel & Luxury Goods — 1.5%
NIKE, Inc., Class B	654,513	43,485,844

Total Common Stocks — 99.3% (Cost: $1,808,535,668)		2,968,921,543

Preferred Stocks — 1.0%
Software — 1.0%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $31,222,542)(a)(c)(d)	5,093,400	28,064,634

Total Preferred Stocks — 1.0% (Cost: $31,222,542)		28,064,634

Total Long-Term Investments — 100.3% (Cost: $1,839,758,210)		2,996,986,177

SCHEDULES OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Capital Appreciation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53%(e)(g)	15,366,518	$15,366,518
SL Liquidity Series, LLC, Money Market Series, 1.85%(e)(f)(g)	27,241,443	27,238,719

Total Short-Term Securities — 1.4% (Cost: $42,605,237)		42,605,237

Total Investments — 101.7% (Cost: $1,882,363,447)		3,039,591,414
Liabilities in Excess of Other Assets — (1.7)%		(49,476,364)

Net Assets — 100.0%		$2,990,115,050

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $28,064,634, representing 0.9% of its net assets as of period end, and an original cost of $31,222,542.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)	During the six months ended March 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	60,875,920	(45,509,402)	15,366,518	$15,366,518	$97,611		$58	$—
SL Liquidity Series, LLC, Money Market Series	66,927,745	(39,686,302)	27,241,443	27,238,719	34,746	(b)	(6,723)	(711)

				$42,605,237	$132,357		$(6,665)	$(711)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviation

ADR American Depositary Receipts

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$30,074,902	$—	$—	$30,074,902
Automobiles	17,951,533	—	—	17,951,533
Banks	105,154,157	—	—	105,154,157
Beverages	102,018,069	—	—	102,018,069
Biotechnology	60,713,921	—	—	60,713,921
Capital Markets	44,306,432	—	—	44,306,432
Chemicals	61,841,204	—	—	61,841,204
Construction Materials	37,933,439	—	—	37,933,439
Diversified Financial Services	51,139,890	—	—	51,139,890
Diversified Telecommunication Services	12,279,188	—	—	12,279,188
Electrical Equipment	15,273,508	—	—	15,273,508
Electronic Equipment, Instruments & Components	17,251,306	—	—	17,251,306
Health Care Equipment & Supplies	95,294,511	—	—	95,294,511
Health Care Providers & Services	129,514,084	—	—	129,514,084
Hotels, Restaurants & Leisure	33,709,248	—	—	33,709,248

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Capital Appreciation Fund, Inc.

	Level 1	Level 2	Level 3	Total
Household Durables	$21,910,189	$—	$—	$21,910,189
Industrial Conglomerates	59,350,567	—	—	59,350,567
Internet & Direct Marketing Retail	455,730,799	—	—	455,730,799
Internet Software & Services	302,718,242	105,990,310	—	408,708,552
IT Services	241,405,180	—	—	241,405,180
Life Sciences Tools & Services	44,208,649	—	—	44,208,649
Machinery	19,247,975	—	—	19,247,975
Pharmaceuticals	30,240,725	—	—	30,240,725
Professional Services	76,590,006	—	—	76,590,006
Road & Rail.	63,025,355	—	—	63,025,355
Semiconductors & Semiconductor Equipment	167,532,039	—	—	167,532,039
Software	419,442,433	—	—	419,442,433
Specialty Retail	103,587,838	—	—	103,587,838
Textiles, Apparel & Luxury Goods	43,485,844	—	—	43,485,844
Preferred Stocks:
Software	—	—	28,064,634	28,064,634
Short-Term Securities	15,366,518	—	—	15,366,518

Subtotal	$2,878,297,751	$105,990,310	$28,064,634	$3,012,352,695

Investments Valued at NAV(a)				27,238,719

Total Investments				$3,039,591,414

(a)	As of March 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended March 31, 2018, there were no transfers between levels.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of September 30, 2017	$28,879,578
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums.	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	(814,944)
Purchases	—
Sales	—

Closing Balance, as of March 31, 2018	$28,064,634

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018(b)	$(814,944)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	9

Statement of Assets and Liabilities  (unaudited)

March 31, 2018

BlackRock Capital Appreciation Fund, Inc.

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $27,466,503) (cost — $1,839,758,210)	$2,996,986,177
Investments at value — affiliated (cost — $42,605,237)	42,605,237
Cash	1,027,482
Receivables:
Securities lending income — affiliated	10,325
Capital shares sold	1,153,303
Dividends — affiliated	21,215
Dividends — unaffiliated	392,082
Prepaid expenses	85,861

Total assets	3,042,281,682

LIABILITIES
Cash collateral on securities loaned at value	27,241,646
Payables:
Investments purchased	4,563,968
Capital shares redeemed	16,571,345
Investment advisory fees	1,542,471
Directors’ and Officer’s fees	15,395
Other accrued expenses	1,575,759
Other affiliates	57,433
Service and distribution fees	598,615

Total liabilities	52,166,632

NET ASSETS	$2,990,115,050

NET ASSETS CONSIST OF
Paid-in capital	$1,676,128,720
Accumulated net investment loss	(7,364,535)
Undistributed net realized gain	164,122,898
Net unrealized appreciation (depreciation)	1,157,227,967

NET ASSETS	$2,990,115,050

NET ASSET VALUE
Institutional — Based on net assets of $537,741,476 and 18,252,966 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$29.46

Investor A — Based on net assets of $1,618,197,551 and 59,192,278 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$27.34

Investor C — Based on net assets of $267,246,479 and 13,061,607 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$20.46

Class K — Based on net assets of $488,699,097 and 16,503,820 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$29.61

Class R — Based on net assets of $78,230,447 and 3,434,508 shares outstanding, 500,000,000 shares authorized, $0.10 par value	$22.78

See notes to financial statements.

10	2018 BLACK ROCK SEMI - ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended March 31, 2018

BlackRock Capital Appreciation Fund, Inc.

INVESTMENT INCOME
Dividends — affiliated	$97,611
Dividends — unaffiliated	7,617,693
Securities lending income — affiliated — net	34,746

Total investment income	7,750,050

EXPENSES
Investment advisory	9,247,360
Service and distribution — class specific	3,624,792
Transfer agent — class specific	1,911,171
Accounting services	96,500
Professional	72,330
Registration	53,397
Printing	39,476
Directors and Officer	26,996
Custodian	14,332
Miscellaneous	34,130

Total expenses	15,120,484
Less:
Fees waived and/or reimbursed by the Manager	(5,899)

Total expenses after fees waived and/or reimbursed	15,114,585

Net investment loss	(7,364,535)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	193,792,037
Investments — affiliated	(6,723)
Capital gain distributions from investment companies — affiliated	58
Foreign currency transactions	(548)

193,784,824

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	194,855,350
Investments — affiliated	(711)

194,854,639

Net realized and unrealized gain	388,639,463

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$381,274,928

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Changes in Net Assets

	BlackRock Capital Appreciation Fund, Inc.
	Six Months Ended 03/31/18 (unaudited)	Year Ended 09/30/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(7,364,535)	$(7,170,933)
Net realized gain	193,784,824	334,386,914
Net change in unrealized appreciation (depreciation)	194,854,639	188,940,091

Net increase in net assets resulting from operations	381,274,928	516,156,072

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net realized gain:
Institutional	(56,851,428)	(17,197,420)
Investor A	(179,094,120)	(54,170,703)
Investor B	(28,097)	(75,900)
Investor C	(37,490,484)	(23,283,372)
Class K	(48,921,603)	(14,053,513)
Class R	(10,226,261)	(3,271,734)

Decrease in net assets resulting from distributions to shareholders	(332,611,993)	(112,052,642)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	47,108,208	(560,045,003)

NET ASSETS
Total increase (decrease) in net assets	95,771,143	(155,941,573)
Beginning of period	2,894,343,907	3,050,285,480

End of period	$2,990,115,050	$2,894,343,907

Accumulated net investment loss, end of period	$(7,364,535)	$(10,706,796)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

12	2018 BLACK ROCK SEMI - ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc.
	Institutional
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017		2016	2015	2014	2013

Net asset value, beginning of period	$29.08		$25.17		$24.97	$29.34	$29.39	$25.06

Net investment income (loss)(a)	(0.04)		0.01	(b)	(0.03)	(0.04)	(0.02)	0.13
Net realized and unrealized gain	3.75		4.78		2.81	1.31	4.23	4.35

Net increase from investment operations	3.71		4.79		2.78	1.27	4.21	4.48

Distributions(c)
From net investment income	—		—		—	—	—	(0.15)
From net realized gain	(3.33)		(0.88)		(2.58)	(5.64)	(4.26)	—

Total distributions	(3.33)		(0.88)		(2.58)	(5.64)	(4.26)	(0.15)

Net asset value, end of period	$29.46		$29.08		$25.17	$24.97	$29.34	$29.39

Total Return(d)
Based on net asset value	13.75	%(e)	19.89%		11.41%	4.61%	15.60%	17.99%

Ratios to Average Net Assets
Total expenses	0.77	%(f)	0.81%		0.77%	0.79%	0.79%	0.83%

Total expenses after fees waived and/or reimbursed	0.77	%(f)	0.81%		0.77%	0.79%	0.79%	0.83%

Net investment income (loss)	(0.24	)%(f)	0.05	%(b)	(0.11)%	(0.16)%	(0.06)%	0.51%

Supplemental Data
Net assets, end of period (000)	$537,741		$508,965		$524,492	$638,860	$878,301	$1,043,889

Portfolio turnover rate	25%		62%		78%	77%	100%	134%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)
	Investor A
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017		2016	2015	2014	2013

Net asset value, beginning of period	$27.16		$23.63		$23.66	$28.08	$28.31	$24.11

Net investment income (loss)(a)	(0.07)		(0.06	)(b)	(0.10)	(0.11)	(0.09)	0.04
Net realized and unrealized gain	3.49		4.47		2.65	1.26	4.06	4.21

Net increase from investment operations	3.42		4.41		2.55	1.15	3.97	4.25

Distributions(c)
From net investment income	—		—		—	—	—	(0.05)
From net realized gain	(3.24)		(0.88)		(2.58)	(5.57)	(4.20)	—

Total distributions	(3.24)		(0.88)		(2.58)	(5.57)	(4.20)	(0.05)

Net asset value, end of period	$27.34		$27.16		$23.63	$23.66	$28.08	$28.31

Total Return(d)
Based on net asset value	13.61	%(e)	19.57%		11.04%	4.35%	15.29%	17.67%

Ratios to Average Net Assets
Total expenses	1.04	%(f)	1.08%		1.08%	1.07%	1.07%	1.09%

Total expenses after fees waived and/or reimbursed	1.04	%(f)	1.08%		1.08%	1.06%	1.07%	1.09%

Net investment income (loss)	(0.52	)%(f)	(0.23	)%(b)	(0.42)%	(0.44)%	(0.33)%	0.14%

Supplemental Data
Net assets, end of period (000)	$1,618,198		$1,597,563		$1,521,267	$1,532,090	$1,729,475	$1,845,224

Portfolio turnover rate	25%		62%		78%	77%	100%	134%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)
	Investor C
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$20.88		$18.52		$19.19	$23.81	$24.64	$21.11

Net investment loss(a)	(0.14)		(0.20	)(b)	(0.22)	(0.26)	(0.26)	(0.15)
Net realized and unrealized gain	2.64		3.44		2.13	1.06	3.49	3.68

Net increase from investment operations	2.50		3.24		1.91	0.80	3.23	3.53

Distributions from net realized gain(c)	(2.92)		(0.88)		(2.58)	(5.42)	(4.06)	—

Net asset value, end of period	$20.46		$20.88		$18.52	$19.19	$23.81	$24.64

Total Return(d)
Based on net asset value	13.13	%(e)	18.61%		10.19%	3.47%	14.39%	16.72%

Ratios to Average Net Assets
Total expenses	1.85	%(f)	1.89%		1.89%	1.86%	1.86%	1.90%

Total expenses after fees waived and/or reimbursed	1.85	%(f)	1.89%		1.89%	1.86%	1.86%	1.90%

Net investment loss	(1.34	)%(f)	(1.06	)%(b)	(1.23)%	(1.23)%	(1.12)%	(0.68)%

Supplemental Data
Net assets, end of period (000)	$267,246		$286,460		$515,154	$573,035	$634,176	$613,338

Portfolio turnover rate	25%		62%		78%	77%	100%	134%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)
	Class K
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$29.24		$25.27		$25.04		$29.40	$29.44	$25.11

Net investment income (loss)(a)	(0.02)		0.05	(b)	(0.00	)(c)	(0.01)	0.00 (d)	0.16
Net realized and unrealized gain	3.77		4.80		2.81		1.31	4.24	4.35

Net increase from investment operations	3.75		4.85		2.81		1.30	4.24	4.51

Distributions(e)
From net investment income	—		—		—		—	—	(0.18)
From net realized gain	(3.38)		(0.88)		(2.58)		(5.66)	(4.28)	—

Total distributions	(3.38)		(0.88)		(2.58)		(5.66)	(4.28)	(0.18)

Net asset value, end of period	$29.61		$29.24		$25.27		$25.04	$29.40	$29.44

Total Return(f)
Based on net asset value	13.83	%(g)	20.05%		11.50%		4.74%	15.70%	18.12%

Ratios to Average Net Assets
Total expenses	0.65	%(h)	0.67%		0.67%		0.68%	0.76%	0.79%

Total expenses after fees waived and/or reimbursed	0.64	%(h)	0.67%		0.66%		0.67%	0.72%	0.72%

Net investment income (loss)	(0.12	)%(h)	0.18	%(b)	(0.00	)%(i)	(0.04)%	0.01%	0.63%

Supplemental Data
Net assets, end of period (000)	$488,699		$425,347		$411,146		$406,665	$395,387	$523,231

Portfolio turnover rate	25%		62%		78%		77%	100%	134%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(c)	Amount is greater than $(0.005) per share.
(d)	Amount is less than $0.005 per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Amount is greater than (0.005)%.

See notes to financial statements.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)
	Class R
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017		2016	2015	2014	2013

Net asset value, beginning of period	$23.12		$20.30		$20.71	$25.25	$25.86	$22.03

Net investment loss(a)	(0.09)		(0.10	)(b)	(0.13)	(0.16)	(0.15)	(0.03)
Net realized and unrealized gain	2.93		3.80		2.30	1.13	3.68	3.86

Net increase from investment operations	2.84		3.70		2.17	0.97	3.53	3.83

Distributions from net realized gain(c)	(3.18)		(0.88)		(2.58)	(5.51)	(4.14)	—

Net asset value, end of period	$22.78		$23.12		$20.30	$20.71	$25.25	$25.86

Total Return(d)
Based on net asset value	13.46	%(e)	19.27%		10.75%	4.07%	14.96%	17.39%

Ratios to Average Net Assets
Total expenses	1.30	%(f)	1.35%		1.35%	1.32%	1.33%	1.38%

Total expenses after fees waived and/or reimbursed	1.30	%(f)	1.35%		1.34%	1.32%	1.33%	1.38%

Net investment loss	(0.78	)%(f)	(0.50	)%(b)	(0.69)%	(0.70)%	(0.59)%	(0.13)%

Supplemental Data
Net assets, end of period (000)	$78,230		$75,765		$76,138	$72,727	$80,747	$93,218

Portfolio turnover rate	25%		62%		78%	77%	100%	134%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Capital Appreciation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares.	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On December 27, 2017, the Fund’s issued and outstanding Investor B Shares converted into Investor A Shares, with the same relative aggregate net asset value (“NAV”) as the original shares held immediately prior to the conversion.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2018, certain investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
Citigroup Global Markets, Inc	$1,985,928	$(1,985,928)	$—
Goldman Sachs & Co	10,911	(10,783)	128
JP Morgan Securities LLC	5,224,930	(5,163,479)	61,451
Morgan Stanley	12,536,054	(12,388,615)	147,439
State Street Bank & Trust Co	7,708,680	(7,665,000)	43,680

	$27,466,503	$(27,213,805)	$252,698

(a)	Cash collateral with a value of $27,241,646 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.
(b)	The market value of the loaned securities is determined as of March 31, 2018. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.650%
$1 Billion — $1.5 Billion	0.625
$1.5 Billion — $5 Billion	0.600
$5 Billion — $7.5 Billion	0.575
Greater than $7.5 Billion	0.550

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R
Distribution Fee	—	0.75%	0.25%
Service Fee	0.25%	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor B(a)	Investor C	Class R	Total
$2,018,292	$573	$1,407,667	$198,260	$3,624,792

(a)	On December 27, 2017, the Fund’s Investor B Shares converted to Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2018, the Fund paid Investor A $164 to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor B(a)	Investor C	Class K	Class R	Total
$1,170	$33,349	$363	$5,216	$972	$254	$41,324

(a)	On December 27, 2017, the Fund’s Investor B Shares converted to Investor A Shares

For the six months ended March 31, 2018, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor B(a)	Investor C	Class K	Class R	Total
$331,722	$1,217,729	$2,241	$293,100	$5,317	$61,062	$1,911,171

(a)	On December 27, 2017, the Fund’s Investor B Shares converted to Investor A Shares.

Other Fees: For the six months ended March 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $13,560.

For the six months ended March 31, 2018, affiliates received CDSCs as follows:

Investor A	$1,189
Investor C.	2,419

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2018, the amount waived was $5,899.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2018, there were no fees waived and/or reimbursed by the Manager.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Investor C	1.94%
Class K	0.72

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2028. The contractual agreement may be terminated by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. On February 1 of each year, the expense limitation agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term. For the six months ended March 31, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended March 31, 2018, the Fund paid BIM $12,677 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officer: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended March 31, 2018, purchases and sales of investments, excluding short-term securities, were $743,421,823 and $1,002,895,725, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of March 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,890,654,866

Gross unrealized appreciation	$1,176,909,656
Gross unrealized depreciation	(27,973,108)

Net unrealized appreciation	$1,148,936,548

8.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2018, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/18		Year Ended 09/30/17
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,644,744	$78,130,214	5,243,157	$138,097,927
Shares issued in reinvestment of distributions	1,735,248	47,025,143	616,181	14,423,826
Shares redeemed	(3,629,385)	(108,632,837)	(9,196,854)	(235,424,962)

Net increase (decrease)	750,607	$16,522,520	(3,337,516)	$(82,903,209)

Investor A
Shares issued from conversion(a)	8,681	$225,355	—	$—
Shares sold and automatic conversion of shares	3,386,308	94,300,784	12,361,858	310,397,618
Shares issued in reinvestment of distributions	6,562,593	165,179,704	2,311,682	50,642,838
Shares redeemed	(9,584,399)	(266,408,327)	(20,237,578)	(496,578,789)

Net increase (decrease)	373,183	$(6,702,484)	(5,564,038)	$(135,538,333)

Investor B
Shares sold	—	$—	16	$289
Shares issued in reinvestment of distributions	1,448	26,949	4,036	67,486
Shares converted(a)	(11,780)	(225,355)	—	—
Shares redeemed and automatic conversion of shares	(1,582)	(32,554)	(106,320)	(1,935,278)

Net decrease	(11,914)	$(230,960)	(102,268)	$(1,867,503)

(a)	On December 27, 2017, the Fund’s Investor B Shares converted to Investor A Shares.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/18		Year Ended 09/30/17
	Shares	Amount	Shares	Amount
Investor C
Shares sold	544,501	$11,273,668	1,160,971	$21,762,122
Shares issued in reinvestment of distributions	1,868,842	35,302,292	1,249,342	21,188,237
Shares redeemed	(3,072,510)	(63,973,895)	(16,510,077)	(317,826,496)

Net decrease	(659,167)	$(17,397,935)	(14,099,764)	$(274,876,137)

Class K
Shares sold	2,753,562	$78,487,929	4,063,364	$103,391,028
Shares issued in reinvestment of distributions	1,728,796	47,075,105	571,537	13,436,819
Shares redeemed	(2,523,136)	(73,230,472)	(6,361,628)	(171,325,178)

Net increase (decrease)	1,959,222	$52,332,562	(1,726,727)	$(54,497,331)

Class R
Shares sold	321,986	$7,416,069	680,694	$14,255,300
Shares issued in reinvestment of distributions	486,669	10,215,174	174,881	3,268,537
Shares redeemed	(651,365)	(15,046,738)	(1,328,869)	(27,886,327)

Net increase (decrease)	157,290	$2,584,505	(473,294)	$(10,362,490)

Total Net Increase (Decrease)	2,569,221	$47,108,208	(25,303,607)	$(560,045,003)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 19, 2018, the 364-day credit agreement to which the Fund and the Participating Funds are party was amended to (i) increase the aggregate commitment amount to $2.25 billion, (ii) increase the aggregate amount (excluding commitments designated for a certain individual fund) the Participating Funds can borrow to $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement, (iii) decrease the fee on used commitment amounts to 0.10% and (iv) extend the termination date to April 2019. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds.

NOTES TO FINANCIAL STATEMENTS	25

Director and Officer Information

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Directors of the Fund.

Effective May 8, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Fund.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	27

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CapApp-3/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Capital Appreciation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: June 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: June 1, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: June 1, 2018

4